Delaware Funds by Macquarie®

Supplement to the current Statutory Prospectuses (the “Prospectuses”)
and Statements of Additional Information (the “SAIs”) for each Delaware Fund
(each, a “Fund” and together, the “Funds”)

1.
Currently scheduled to occur on or about June 24, 2022 (the “Effective Date”), the transfer agent for certain Funds that became part of the Delaware Funds on April 30, 2021 (the “Transaction Funds”) will transition from Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), to Delaware Investments Fund Services Company (“DIFSC”).

On the Effective Date, all references to the inability to combine holdings or purchases of the Transaction Funds with the other Delaware Funds, such as in the “How to reduce your sales charge – Letter of intent and rights of accumulation”, “How to reduce your sales charge – Reinvestment of redeemed shares”, and “How to buy shares – Limitations on exchanges” sections in the Prospectuses, are hereby removed from the Prospectuses and SAIs.

2.
Effective immediately, the following replaces the third paragraph in the section entitled “About your account – Investing in the Fund(s)” of the Funds’ Prospectuses:

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise offered by a financial intermediary. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

3.
Effective immediately, the following replaces the first paragraph in the section entitled “Broker-defined sales charge waiver policies” of the Funds’ Prospectuses:

From time to time, shareholders purchasing fund shares through a brokerage platform or account may be eligible for sales charge waivers (front-end sales load or CDSC) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund’s shares directly from the fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the

obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2022.